Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 10, 2024, amends that certain Credit Agreement, dated as of April 29, 2024, by and among, GENIUS SPORTS SS, LLC, a Delaware limited liability company (“Genius SS”), GENIUS SPORTS MEDIA INC., a Delaware corporation (“GS Media” and, together with Genius SS, collectively, the “U.S. Borrowers”), GENIUS SPORTS TECHNOLOGIES LIMITED, a company incorporated under the law of England and Wales, with company number 10197219 (“Genius Technologies”), GENIUS SPORTS UK LIMITED, a company incorporated under the law of England and Wales, with company number 04062777 (“GS UK” and, together with Genius Technologies, collectively, the “UK Borrowers”; the U.S. Borrowers and the UK Borrowers, each individually, a “Borrower” and collectively, the “Borrowers”), GENIUS SPORTS LIMITED, a non-cellular company limited by shares incorporated in Guernsey with registration number 68277 and having its registered office at East Wing, Trafalgar Court, Les Banques, St Peter Port, Guernsey GY1 3PP (“Holdings”), the other loan parties party thereto, the lenders party thereto, the issuing banks party thereto and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) (such agreement, as amended, restated, amended and restated, supplemented, renewed or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended, supplemented, renewed, reaffirmed, ratified or otherwise modified by this Amendment, the “Amended Credit Agreement”). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

RECITALS:

WHEREAS, pursuant to Section 2.22 of the Existing Credit Agreement, the Borrowers may from time to time request a Commitment Increase;

WHEREAS, Goldman Sachs Bank USA (the “2024 Increasing Lender”) has agreed, subject to the terms and conditions set forth herein and in the Amended Credit Agreement, to provide a Commitment Increase (the “2024 Commitment Increase”) in an amount equal to $30,000,000 such that the Commitments of each Lender after giving effect to the 2024 Commitment Increase shall be as set forth opposite such Lender’s name on Schedule 1 hereto;

WHEREAS, pursuant to Section 9.02 of the Existing Credit Agreement, the Borrower Representative and the Required Lenders may from time to time make certain amendments to the Existing Credit Agreement; and

WHEREAS, the parties hereto have agreed to make certain amendments to the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. 2024 Commitment Increase. Subject to the satisfaction of the conditions in Section 3 hereof and on the terms set forth herein and in the Amended Credit Agreement, the Borrowers and the 2024 Increasing Lender hereby agree that, on the First Amendment Effective Date, the 2024 Commitment Increase shall become effective and the Commitments under the Existing Credit Agreement shall be deemed increased by the amount of the 2024 Commitment Increase. The Commitment of the 2024 Increasing Lender (the “2024 Incremental Commitment”) shall be added to (and form part of) and have the same terms as the existing class of Commitments. The Loans made pursuant to the 2024 Incremental Commitment shall be deemed to constitute a part of the “Obligations” under the Amended Credit Agreement and shall have all rights, remedies and protections accorded the Obligations under the Amended Credit Agreement and the other Loan Documents.

Section 2. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 hereof, as of the First Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

a. The following definitions in Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed in an amount representing the maximum possible aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 or Section 2.22 and (b) assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Commitment as of the First Amendment Effective Date is set forth on the Commitment Schedule. The aggregate amount of the Lenders’ Commitments as of the First Amendment Effective Date is $120,000,000.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith (in each case, other than Equity Interests of Holdings), in each case, for all such transactions in any fiscal year in excess of $2,000,000.

“LC Sublimit” means an aggregate amount equal to $120,000,000, subject to increase in accordance with Section 2.23 hereof, provided, that, as of the First Amendment Effective Date, Citibank, N.A.’s allocation of the LC Sublimit is $120,000,000, Deutsche Bank AG New York Branch’s allocation of the LC Sublimit is $0 and Goldman Sachs Bank USA’s allocation of the LC Sublimit is $0 (such allocated amount as to such Issuing Bank at such time, its “LC Commitment”), which such Issuing Bank’s LC Commitment may be decreased or increased (up to the LC Sublimit) without the need for an amendment to this Agreement with the written consent of the applicable Issuing Bank, the Borrower Representative and the Administrative Agent.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in any Loan Party or any Subsidiary of a Loan Party, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in such Loan Party or such Subsidiary or any option, warrant or other right to acquire any such Equity Interests in such Loan Party or such Subsidiary (except dividends, payments or distributions payable in Equity Interests of Holdings (other than Disqualified Equity Interests) or in options, warrants or other rights to purchase such Equity Interests of Holdings).

b. The following new definition is hereby added to Section 1.01 of the Existing Credit Agreement in its appropriate alphabetical position:

“First Amendment Effective Date” means July 10, 2024.

c. Section 2.22(b)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iii) after giving effect to any such Commitment Increases, the aggregate amount of all such Commitment Increases entered into since the First Amendment Effective Date shall not exceed the greater of (x) $50,000,000 and (y) 100% of EBITDA for the Reference Period for which financial statements have been delivered pursuant to Section 5.01(a) or (b); and

d. The Commitment Schedule to the Existing Credit Agreement is hereby deleted in its entirety and replaced and superseded in all respects by Schedule 1 attached hereto.

Section 3. Conditions to First Amendment Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions are satisfied:

a. The Administrative Agent (or its counsel) shall have received:

i.

executed counterparts of this Amendment duly executed by each Loan Party, the Administrative Agent, the 2024 Increasing Lender, the Lenders party to the Existing Credit Agreement and the Issuing Banks party to the Existing Credit Agreement;

ii.

executed counterparts of a security confirmation deed, dated as of the First Amendment Effective Date, duly executed by each UK Loan Party, each Guernsey Loan Party and the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent;

iii.	executed counterparts of the First Amendment Fee Letter, dated as of the First Amendment Effective Date (the “First Amendment Fee Letter”), duly executed by Genius SS and the Administrative Agent;

iv.	written opinions (addressed to the Secured Parties) of:

A.

Kirkland & Ellis LLP, counsel for the U.S. Borrowers, in form and substance reasonably satisfactory to the Administrative Agent, in relation to power, capacity and due execution by the U.S. Borrowers and all matters of U.S. law; and

B.	Jones Day, counsel for the Lenders and the Administrative Agent, in relation to the power, capacity and due execution by the UK Borrowers and all matters of English law;

v.

in respect of each U.S. Borrower, a certificate, in form and substance reasonably satisfactory to the Administrative Agent, dated the First Amendment Effective Date and executed by a Responsible Officer of such U.S. Borrower, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents executed in connection herewith to which it is a party; (B) (x) identify by name and title and bear the signatures of the Responsible Officers and any other officers of such U.S. Borrower authorized to sign this Amendment and the other Loan Documents executed in connection herewith to which it is a party or (y) certify that the incumbency and specimen signature for each Responsible Officer and other officer executing this Amendment or any other Loan Document executed in connection herewith on behalf of any U.S. Borrower has not changed since the since the Effective Date or such later date that such incumbency and specimen signature were delivered to the Administrative Agent; and (C) (x) contain appropriate attachments, including the certificate or articles of incorporation or organization of each U.S. Borrower certified by the relevant authority of the jurisdiction of organization of such U.S. Borrower and a true and correct copy of its by-laws or operating, management or partnership agreement, or (y) certify that such U.S. Borrower has not modified its certificate or articles of incorporation or organization or its by-laws or operating, management or partnership agreement, in each case, since the Effective Date or such later date that such documents were delivered to the Administrative Agent; provided, that, in respect of each U.S. Borrower organized outside of the United States, such certificate shall attach documentation regarding the foregoing as is usual and customary in the jurisdiction of organization or incorporation of each such U.S. Borrower, in each case, as may be reasonably acceptable to the Administrative Agent;

vi.

in respect of each UK Borrower, a certificate, in form and substance reasonably satisfactory to the Administrative Agent, dated the First Amendment Effective Date and executed by a Responsible Officer of such UK Borrower which shall (A) confirm that borrowing or guaranteeing or securing, as appropriate, the Commitments would not cause any borrowing, guarantee, security or similar limit binding on such to be exceeded; (B) certify the resolutions of its board of directors (or other body) authorizing the execution, delivery and performance of this Amendment and the other Loan Documents executed in connection herewith to which it is a party; (C) certify a copy of an ordinary shareholder resolution signed by its member(s) approving the terms of, and transactions contemplated by, this Amendment and the other Loan Documents executed in connection herewith to which it is a party; (D) (x) identify by name and title and bear the signatures of the Responsible Officers and any other officers of such UK Borrower authorized to sign this Amendment and the other Loan Documents executed in connection herewith to which it is a party or (y) certify that the incumbency and specimen signature for each Responsible Officer and other officer executing this Amendment or any other Loan Document executed in connection herewith on behalf of any UK Borrower has not changed since the since the Effective Date or such later date that such incumbency and specimen signature were delivered to the Administrative Agent; (E) in respect of each UK Borrower whose shares are subject to the UK Security Property, certify that it has complied within the relevant timeframe with any notice it has received pursuant to Part 21A of the Companies Act 2006 from such UK Borrower, or certifying that no “warning notice” or “restrictions of notice” (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of the shares of such UK Borrower, and certifying that a copy of the “PSC register” (within the meaning of section 790C(10) of the Companies Act 2006) of that UK Borrower is in full force and effect without modification and has not been amended or superseded prior to the First Amendment Effective Date; and (F) (x) contain appropriate attachments, including, but not limited to, its certificate of incorporation and articles of association (or other equivalent thereof) or (y) certify that such UK Borrower has not modified its certificate of incorporation and articles of association (or other equivalent thereof) since the Effective Date or such later date that such documents were delivered to the Administrative Agent;

vii.

a certificate from the Borrower Representative, dated as of the First Amendment Effective Date, (A) certifying that (i) as of the date of the relevant Notice of Increase and on the date hereof before and after giving effect to the 2024 Commitment Increase (x) no Event of Default shall have occurred and be continuing and (y) the representations and warranties of the Loan Parties set forth herein, in the Existing Credit Agreement and each other Loan Document shall be true and correct in all material respects on and as of such date, except that (I) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date and (II) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects and (ii) as of the date hereof before and after giving effect to the 2024 Commitment Increase, Holdings and its Subsidiaries shall be in pro forma compliance with the Financial Covenants for the most recently ended Reference Period for which financial statements have been (or were required to be) delivered to the Administrative Agent and (B) setting forth reasonably detailed calculations demonstrating that Holdings and its Subsidiaries are in pro forma compliance with the Financial Covenants for the most recently ended Reference Period for which financial statements have been (or were required to be) delivered to the Administrative Agent; and

viii.	to the extent requested by the 2024 Increasing Lender, an executed Note for the account of the 2024 Increasing Lender, duly executed by the Borrowers.

b. The Lenders, the Issuing Banks and the Administrative Agent shall have received all fees required to be paid on or before the First Amendment Effective Date (including pursuant to the First Amendment Fee Letter), and all expenses (including the reasonable fees and expenses of outside legal counsel) for which invoices have been presented no later than one (1) Business Day prior to the First Amendment Effective Date (or a shorter period as agreed to by the Borrower Representative).

c. At least three (3) Business Days prior to the First Amendment Effective Date, the Borrowers and each of the other Loan Parties shall have provided to the 2024 Increasing Lender the documentation and other information theretofore requested in writing by the 2024 Increasing Lender at least ten (10) Business Days prior to the First Amendment Effective Date that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act.

Section 4. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants to the Administrative Agent, the 2024 Increasing Lender, the Lenders party hereto and the Issuing Banks party hereto as follows:

a. such Loan Party’s obligations under the Amended Credit Agreement are and shall remain secured by the Collateral, pursuant to the terms of the Amended Credit Agreement and the other Loan Documents;

b. the execution, delivery and performance of this Amendment by such Loan Party and the transactions contemplated hereby are within each Loan Party’s corporate or limited liability company powers, as the case may be, and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder or member action;

c. this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with the terms hereof,

subject to (i) in the case of Foreign Loan Parties, to the Legal Reservations and the Perfection Requirements and (ii) in the case of all other Loan Parties, to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

d. each Loan Party hereby ratifies and confirms in full its duties and obligations under the Amended Credit Agreement and the other Loan Documents applicable to it.

Section 5. 2024 Increasing Lender. The 2024 Increasing Lender acknowledges and agrees that, upon its execution of this Amendment, the 2024 Increasing Lender shall become an “Additional Lender” and a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

Section 6. Reallocations. If applicable, the reallocation of the Lenders’ Loans contemplated by Section 2.22(a)(iv) of the Amended Credit Agreement with respect to the 2024 Commitment Increase shall occur with respect to the 2024 Commitment Increase on the First Amendment Effective Date. On the First Amendment Effective Date, all participations in Letters of Credit and Loans from draws under Letters of Credit shall be reallocated pro rata among the Lenders (including the 2024 Increasing Lender) after giving effect to the 2024 Commitment Increase.

Section 7. Miscellaneous.

a. Survival. Except as expressly provided in this Amendment, all of the terms, provisions, covenants, agreements, representations and warranties and conditions of the Existing Credit Agreement shall be and remain in full force and effect as written, unmodified hereby. In the event of any conflict between the terms, provisions, covenants, representations and warranties and conditions of this Amendment, on the one hand, and the Existing Credit Agreement, on the other hand, this Amendment shall control.

b. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

c. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. This Amendment and any claim, controversy, dispute, proceeding or cause of action (whether based on contract, tort or any other theory and whether at law or in equity) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of New York. The jurisdiction, consent to service of process and waiver of jury trial provisions in Sections 9.09 and 9.10 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

d. Expense Reimbursement and Indemnification. Each Loan Party hereby confirms that the expense reimbursement and indemnification provisions set forth in Section 9.03 of the Amended Credit Agreement shall apply to this Amendment and the transactions contemplated hereby.

e. Further Assurances. Each Loan Party hereby agrees from time to time, as and when reasonably requested by the Administrative Agent or any Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or any Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

f. Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

g. Binding Effect, Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that neither the Borrowers nor any other Loan Party may assign or otherwise transfer any of its rights or obligations under this Amendment except as permitted by the Amended Credit Agreement.

h. Construction. This Amendment shall be construed without regard to any presumption or other rule requiring construction against the party drafting this Amendment.

i. Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed ..pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

j. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

k. Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents. On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall, in each case, mean and be a reference to the Existing Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect (with the same priority, as applicable) and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any other party under, the Amended Credit Agreement, any of the other Loan Documents or otherwise. This Amendment and each other document executed in connection herewith shall be deemed to be a “Loan Document” as defined in the Amended Credit Agreement.

l. Reaffirmation of Security Interests. Each Loan Party, as borrower, guarantor, debtor, grantor, mortgagor, pledgor, assignor, or in other any other similar capacity in which it granted liens or security interests in its property or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent that such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such guarantee includes, and such security interests and liens hereafter secure, all of the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officer(s) as of the day and year first above written.

CITIBANK, N.A., as Administrative Agent, Swingline Lender, a Lender and an Issuing Bank

By:	/s/ James Reed
Name: James Reed
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender and an Issuing Bank

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:	/s/ Lauren Danbury
Name: Lauren Danbury
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, individually as a Lender

By:	/s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

GENIUS SPORTS SS, LLC, as a Borrower

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Chief Financial Officer

GENIUS SPORTS MEDIA INC., as a Borrower

By:	/s/ Mark Locke
Name: Mark Locke
Title: President

GENIUS SPORTS TECHNOLOGIES LIMITED, as a Borrower

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

GENIUS SPORTS UK LIMITED, as a Borrower

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

GENIUS SPORTS LIMITED, as Holdings

By:	/s/ Mark Locke
Name: Mark Locke
Title: Director

MAVEN TOPCO LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

[Signature Page to First Amendment to Credit Agreement]

MAVEN MIDCO LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

MAVEN DEBTCO LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

MAVEN BIDCO LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

GENIUS SPORTS GROUP LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

GENIUS SPORTS HOLDINGS LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

GENIUS SPORTS MEDIA LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

[Signature Page to First Amendment to Credit Agreement]

PHOTOSPIRE LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

SPIRABLE LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

GENIUS SPORTS SERVICES LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

SPORT INTEGRITY MONITOR LIMITED, as a Guarantor

By:	/s/ Mark Locke
Name: Mark Locke
Title: Director

SECOND SPECTRUM UK LIMITED, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Director

GENIUS SPORTS SS HOLDINGS, INC., as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

GENIUS SPORTS WE SUB LLC, as a Guarantor

By:	/s/ Joshua Linforth
Name: Joshua Linforth
Title: Chief Revenue Officer

DMY TECHNOLOGY GROUP, INC. II, as a Guarantor

By:	/s/ Nicholas Taylor
Name: Nicholas Taylor
Title: Chief Financial Officer

SPIRABLE INC., as a Guarantor

By:	/s/ Joshua Linforth
Name: Joshua Linforth
Title: Chief Revenue Officer

[Signature Page to First Amendment to Credit Agreement]

Schedule 1

COMMITMENT SCHEDULE

As of the First Amendment Effective Date

Lender	Total Commitment	Applicable Percentage	HMRC DTTP Scheme Reference Number and Jurisdiction of Tax	UK Tax Confirmation
Citibank, N.A.	$50,000,000	41.666666667%	13/C/62301/DTTP; USA	N/A
Deutsche Bank AG New York Branch	$40,000,000	33.333333333%	7/D/70006/DTTP; Germany	N/A
Goldman Sachs Bank USA	$30,000,000	25.000000000%	13/G/351779/DTTP; USA	N/A
Total	$120,000,000	100.000000000%	—	—